Portfolio of Investments (unaudited)
LIMITED DURATION BOND FUND
September 30, 2019

Principal
Amount		Security			Value
		CORPORATE BONDS—51.9%
		Automotive—7.1%
		General Motors Financial Co., Inc.:
$700	M	3.2%, 7/13/2020			$ 703,952
100	M	4.2%, 11/6/2021			103,197
200	M	3.55%, 7/8/2022			204,166
		Hyundai Capital America:
550	M	3.45%, 3/12/2021	(a)		557,071
150	M	3.24263%, 7/8/2021	(a)	†	150,213
510	M	O'Reilly Automotive, Inc., 4.625%, 9/15/2021			530,598
100	M	Volkswagen Group America, 4%, 11/12/2021			103,382
					2,352,579
		Chemicals—1.2%
400	M	DowDuPont, Inc., 3.766%, 11/15/2020			407,470
		Energy—4.4%
399	M	Continental Resources, Inc., 5%, 9/15/2022			402,774
750	M	Magellan Midstream Partners, LP, 4.25%, 2/1/2021			769,343
300	M	Midwest Connector Capital Co., LLC, 3.625%, 4/1/2022	(a)		307,846
					1,479,963
		Financial Services—4.9%
220	M	Compass Bank, 5.5%, 4/1/2020			223,443
900	M	PNC Bank, NA, 2.7%, 11/1/2022			913,344
200	M	Protective Life Corp., 7.375%, 10/15/2019			200,365
300	M	SunTrust Bank, 2.8%, 5/17/2022			305,326
					1,642,478
		Financials—17.1%
450	M	Bank of Montreal, 1.9%, 8/27/2021			449,468
600	M	Capital One Financial Corp., 3.05%, 3/9/2022			612,143
750	M	Citigroup, Inc., 2.65%, 10/26/2020			754,723
500	M	DNB Boligkreditt AS, 2.5%, 3/28/2022	(a)		507,825
500	M	Goldman Sachs Group, Inc., 5.75%, 1/24/2022			538,872
500	M	HSBC Holdings, PLC, 3.803%, 3/11/2025			521,303
500	M	JPMorgan Chase & Co., 4.5%, 1/24/2022			527,642
820	M	Morgan Stanley, 5.5%, 7/28/2021			870,364
450	M	Wells Fargo & Co., 3.45%, 2/13/2023			465,019
450	M	Wells Fargo Bank, NA, 2.6%, 1/15/2021			453,389
					5,700,748
		Food/Beverage/Tobacco—2.5%
500	M	General Mills, Inc., 2.86225%, 4/16/2021		†	501,278
310	M	Ingredion, Inc., 4.625%, 11/1/2020			317,312
					818,590
		Health Care—5.2%
950	M	Cigna Corp., 3.2%, 9/17/2020			959,433
250	M	CVS Health Corp., 2.8%, 7/20/2020			251,150
500	M	Gilead Sciences, Inc., 2.55%, 9/1/2020			502,494
					1,713,077
		Media-Cable TV—.9%
300	M	Comcast Corp., 3.3%, 10/1/2020			304,135
		Metals/Mining—.3%
100	M	Viterra, Inc., 5.95%, 8/1/2020			102,805
		Real Estate—2.2%
100	M	Digital Realty Trust, LP, 2.75%, 2/1/2023			101,074
610	M	Realty Income Corp., 3.25%, 10/15/2022			629,690
					730,764
		Transportation—2.8%
200	M	Aviation Capital Group, LLC, 7.125%, 10/15/2020	(a)		209,281
691	M	Heathrow Funding, Ltd., 4.875%, 7/15/2021	(a)		721,332
					930,613
		Utilities—3.3%
500	M	DTE Energy Co., 3.3%, 6/15/2022			512,550
472	M	Exelon Generation Co., LLC, 5.2%, 10/1/2019			472,000
100	M	Florida Power & Light Co., 2.63925%, 5/6/2022		†	100,029
					1,084,579
Total Value of Corporate Bonds (cost $17,039,425)					17,267,801
		U.S. GOVERNMENT OBLIGATIONS—17.8%
		U.S. Treasury Notes:
750	M	1.75%, 7/15/2022			753,062
750	M	1.75%, 7/31/2024			756,724
200	M	2%, 5/31/2024			204,016
1,150	M	2.375%, 2/29/2024			1,189,958
2,980	M	2.75%, 11/30/2020			3,012,360
Total Value of U.S. Government Obligations (cost $5,857,016)					5,916,120
		ASSET-BACKED SECURITIES—15.4%
		Fixed Autos—6.9%
300	M	AmeriCredit Automobile Receivables Trust, 3.13%, 2/18/2025			305,711
100	M	BMW Vehicle Lease Trust, 3.26%, 7/20/2021			101,175
150	M	CarMax Auto Owner Trust, 3.37%, 10/16/2023			154,266
100	M	GM Financial Automobile Leasing Trust, 3.31%, 4/20/2022			100,982
		Hertz Vehicle Financing Trust:
300	M	2.96%, 10/25/2021			302,465
300	M	3.29%, 2/25/2024			307,873
360	M	Santander Drive Auto Receivables Trust, 3.03%, 9/15/2022			360,828
515	M	Tesla Auto Lease Trust, 3.71%, 8/20/2021	(a)		522,929
137	M	Volkswagen Auto Loan Enhanced Trust, 3.05%, 8/20/2021			136,989
					2,293,218
		Fixed Communication Services—3.3%
		Verizon Owner Trust:
466	M	1.92%, 12/20/2021	(a)		465,948
400	M	2.93%, 9/20/2023			407,399
230	M	3.23%, 4/20/2023			234,532
					1,107,879
		Fixed Credit Cards—3.9%
300	M	Citibank Credit Card Issuance Trust, 2.49%, 1/20/2023			302,277
700	M	Discover Card Execution Note Trust, 2.19%, 4/17/2023		†	702,658
300	M	Synchrony Credit Card Master Trust, 1.93%, 6/15/2023			299,571
					1,304,506
		Fixed Manufacturing—1.3%
200	M	John Deere Owner Trust, 2.91%, 7/17/2023			203,658
210	M	Kubota Credit Owner Trust, 3.1%, 8/15/2022	(a)		212,635
					416,293
Total Value of Asset-Backed Securities (cost $5,045,603)					5,121,896
		U.S. GOVERNMENT AGENCY OBLIGATIONS—8.6%
300	M	Fannie Mae, 1.5%, 11/30/2020			298,973
2,500	M	Federal Farm Credit Bank, 2.7%, 8/27/2021			2,544,160
Total Value of U.S. Government Agency Obligations (cost $2,789,216)					2,843,133
		COVERED BONDS—2.0%
		Financial Services
650	M	Canadian Imperial Bank of Commerce, 2.35%, 7/27/2022 (cost $650,495)	(a)		659,448
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.0%
335	M	Fannie Mae, 4%, 2/25/2025 (cost $360,982)			348,122
		COMMERCIAL MORTGAGE-BACKED SECURITIES—.8%
245	M	Fannie Mae, 2.995%, 11/1/2022 (cost $254,504)			251,972
Total Value of Investments (cost $31,997,241)		97.5%			32,408,492
Other Assets, Less Liabilities		2.5			831,925
Net Assets		100.0%			$ 33,240,417

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Certain restricted securities are exempt from the registration requirements under Rule 144A of the
Securities Act of 1933 and may only be sold to qualified institutional investors. At September
30, 2019, the Fund held ten 144A securities with an aggregate value of $4,314,528 representing 13.0% of the Fund's net assets.

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at September 30, 2019.

At September 30, 2019, the cost of investments for federal income tax purposes was
$31,997,241. Accumulated net unrealized appreciation on investments was $411,251, consisting of $482,726 gross unrealized appreciation and $71,475 gross unrealized depreciation.

The Fund's assets and liabilities are classified into the following three levels based on the inputs used to value the assets and liabilities:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, U.S. Government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$17,267,801	$-	$17,267,801
U.S. Government
Obligations	-	5,916,120	-	5,916,120
Asset-Backed Securities	-	5,121,896	-	5,121,896
U.S. Government Agency
Obligations	-	2,843,133	-	2,843,133
Covered Bonds	-	659,448	-	659,448
Collateralized Mortgage
Obligations	-	348,122	-	348,122
Commercial
Mortgage-Backed Securities	-	251,972	-	251,972
Total Investments in Securities*	$-	$32,408,492	$-	$32,408,492

*The Portfolio of Investments provides information on the industry categorization for corporate bonds, asset-backed securities and covered bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the period ended September 30, 2019. Transfers, if any, between Levels are recognized at the end of the reporting period.

Security Valuation – Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities or an authorized pricing service. Fixed income securities, other than short-term debt securities held by the Government Cash Management Fund, are priced based upon evaluated prices that are provided by a pricing service approved by the Trust’s Board of Trustees (the "Board"). Other securities may also be priced based upon valuations that are provided by pricing services approved by the Board. The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining evaluated prices.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If the Valuation Committee of Foresters Investment Management Company, Inc. (“FIMCO”) decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or are deemed to be unreliable or do not appear to reflect significant events that have occurred prior to the time as of which the net asset value is calculated, the securities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use evaluated prices from a pricing service to fair value certain foreign equity securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Government Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities and futures contracts traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Variable and floating rate, corporate, covered, sovereign and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities, pass-through certificates, loan participations and short-term notes are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost by the Government Cash Management Fund are categorized in Level 2. Options contracts are categorized in Level 2 to the extent that the inputs are observable and timely. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Securities that are fair valued by the Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

The aggregate value by input level, as of September 30, 2019, is included at the end of each Fund’s schedule of investments.

Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds on the first business day following the date the securities are purchased and the Funds segregated assets for these transactions.

Derivatives – Some of the Funds may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or “derived from” – the values of other assets, reference rates, or indices. The Funds may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward- commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the over-the-counter market (“OTC”). The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if FIMCO, or a Fund’s subadviser, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is relatively illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Funds’ interest. The Funds bear the risk that FIMCO will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Funds. If FIMCO attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

The following provides more information on specific types of derivatives and activity in the Funds. The use of derivative instruments by the Funds for the period ended September 30, 2019 was related to the use of written and purchased options and futures contracts, as described further below.

Options Contracts – Some of the Funds may write covered call options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

At September 30, 2019, the Covered Call Strategy Fund had investments in options contracts, which are listed in their Portfolios of Investments.

Futures Contracts – The Funds may enter into futures contracts including interest rate futures contracts and index futures, including futures on equity market indices and debt market indices. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds may use futures contracts to manage exposure to the stock market. Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations. Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts”. The notional amount at value reflects each contract’s exposure to the underlying instrument or index at period end.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. A futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is affected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO, or a Fund’s subadviser, as applicable, to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s, or a Fund’s subadviser’s, if applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. Derivatives may be difficult to sell, unwind or value.

At September 30, 2019, the Funds had no investments in futures contracts.